UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2007
SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: FOURTH SUPPLEMENTAL INDENTURE
EX-5.1: OPINION OF MCCARTER & ENGLISH LLP
EX-10.1: SHARE PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement
As contemplated by the final and binding offer letter signed on March 12, 2007, Schering-Plough Corporation (“Schering-Plough”) entered into a share purchase agreement (the “Purchase Agreement”), dated September 30, 2007, with Akzo Nobel N.V. to acquire the human and animal health care businesses of Akzo Nobel N.V. Pursuant to the Purchase Agreement, Schering-Plough International C.V., a wholly-owned subsidiary of Schering-Plough, will acquire the businesses for a purchase price of approximately €11 billion in cash.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.
Item 8.01. Other Events.
Schering-Plough also is filing this 8-K to incorporate by reference certain materials into its Registration Statement on Form S-3 (File No. 333-145055) primarily in connection with the underwritten registered public offering of €500 million aggregate principal amount of 5.000% Senior Notes due 2010 and €1.5 billion aggregate principal amount of 5.375% Senior Notes due 2014.
On September 26, 2007, Schering-Plough issued a related press release announcing that it had agreed to sell the 5.000% Senior Notes due 2010 and 5.375% Senior Notes due 2014, and the press release is attached to this 8-K as Exhibit 99.1. In connection with the offering, Schering-Plough entered into (i) an Underwriting Agreement on September 26, 2007, attached as Exhibit 1.1; and (ii) a Fourth Supplemental Indenture, dated October 1, 2007, between Schering-Plough Corporation and The Bank of New York, supplemental to the indenture dated November 26, 2003 between Schering-Plough Corporation and The Bank of New York, attached as Exhibit 4.1.
The offering will be made under a shelf registration statement filed with the Securities and Exchange Commission on August 2, 2007.
Pursuant to this Form 8-K, Schering-Plough is filing Exhibits 1.1, 4.1, 5.1, and 23.1, listed below, for incorporation by reference into Schering-Plough’s Registration on Form S-3 (File No. 333-145055).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated September 26, 2007.

4.1	Fourth Supplemental Indenture between Schering-Plough Corporation and The Bank of New York (including form of Notes), dated October 1, 2007, supplemental to the indenture dated November 26, 2003 between Schering-Plough Corporation and The Bank of New York.

5.1	Opinion of McCarter & English, LLP.

10.1	Share Purchase Agreement, dated September 30, 2007, between Akzo Nobel N.V., Schering-Plough International C.V., and Schering-Plough Corporation.

23.1	Consent of McCarter & English, LLP (included as part of Exhibit 5.1).

99.1	Press Release, dated September 26, 2007, entitled “Schering-Plough Announces Pricing of Euro-Denominated Senior Notes Offering.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Schering-Plough Corporation
By: /s/ Susan Ellen Wolf
Susan Ellen Wolf
Corporate Secretary,
Vice President — Corporate Governance and
Associate General Counsel
Date: October 2, 2007

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated September 26, 2007.

4.1	Fourth Supplemental Indenture between Schering-Plough Corporation and The Bank of New York (including form of Notes), dated October 1, 2007, supplemental to the indenture dated November 26, 2003 between Schering-Plough Corporation and The Bank of New York.

5.1	Opinion of McCarter & English, LLP.

10.1	Share Purchase Agreement, dated September 30, 2007, between Akzo Nobel N.V., Schering-Plough International C.V., and Schering-Plough Corporation.

23.1	Consent of McCarter & English, LLP (included as part of Exhibit 5.1).

99.1	Press Release, dated September 26, 2007, entitled “Schering-Plough Announces Pricing of Euro-Denominated Senior Notes Offering.”